                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 26, 1998 in Carlisle Companies Incorporated's Annual Report on Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.



                                                 /s/ ARTHUR ANDERSEN LLP
                                                 ------------------------


Syracuse, New York
May 11, 1998